UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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INTELLIGENT SYSTEMS CORPORATION

(Name of Registrant as Specified In Its Charter)

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4355 Shackleford Road

Norcross, Georgia 30093

Notice of annual meeting of shareholders

YOU ARE INVITED TO attend the Annual Meeting of Shareholders of Intelligent Systems Corporation on Thursday, June 11, 2015 at 4:00 p.m., local time, at our principal executive offices located at 4355 Shackleford Road, Norcross, Georgia 30093. At the Annual Meeting, shareholders will consider and vote on:

1.	The election of one director to the Board of Directors to serve until the 2018 Annual Meeting;
2.	Approval of the Intelligent Systems 2015 Stock Incentive Plan;
3.	Approval, by a non-binding, advisory vote, of the compensation of our named executive officers; and
4.	Other matters that may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on April 17, 2015 will receive notice of and be entitled to vote at the meeting or any adjournment thereof.

A Proxy Statement and a proxy solicited by the Board of Directors are enclosed with this mailing. To ensure a quorum for the meeting and that your vote may be recorded, please sign, date and return the proxy promptly in the enclosed business reply envelope. If you attend the meeting, you may revoke your proxy and vote in person. Our 2014 Annual Report to Shareholders is enclosed in the same document as the Proxy Statement.

By order of the Board of Directors,

Bonnie L. Herron

Secretary

April 24, 2015

Please complete and return the enclosed proxy promptly so that your vote may be recorded.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 11, 2015

We are sending this Proxy Statement to the shareholders of Intelligent Systems Corporation (the “company”) in connection with the solicitation of proxies by the Board of Directors to be voted at the 2015 Annual Meeting of Shareholders (the “Annual Meeting”) of Intelligent Systems Corporation and any adjournment thereof. The Annual Meeting will be held on June 11, 2015 at our principal executive offices located at 4355 Shackleford Road, Norcross, Georgia 30093 at 4:00 p.m. local time. We expect to first mail this Proxy Statement and the accompanying proxy to shareholders on or about April 24, 2015.

voting

General

The securities that can be voted at the Annual Meeting consist of common stock of Intelligent Systems Corporation, $.01 par value per share. Each share entitles its owner to one vote on each matter submitted to the shareholders. There are no cumulative voting rights. The record of shareholders entitled to vote at the Annual Meeting was taken as of the close of business on April 17, 2015. On that date, we had outstanding and entitled to vote 8,958,028 shares of common stock with each share entitled to one vote.

Quorum

A majority of the outstanding shares of our common stock must be present, in person or by proxy, to constitute a quorum at the Annual Meeting. We will treat shares that are withheld or abstain from voting as present at the Annual Meeting for purposes of determining a quorum. If your shares are held by a broker, bank, custodian, nominee or other record holder of our common stock and you fail to instruct such record holder how to vote your shares with respect to the director election, your shares will not be counted as present in determining whether we have a quorum.

Proxies

At the Annual Meeting, the persons named as proxies will vote all properly executed proxy cards delivered in connection with this solicitation and not revoked in accordance with the directions given. Shareholders should specify their choices with regard to each proposal to be voted upon on the accompanying proxy card. If no specific instructions are given with regard to a proposal to be voted upon, then the shares represented by a signed proxy card will be voted “FOR” such proposal. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.

Some of our shareholders hold their shares through a broker, bank, custodian or other nominee, rather than directly in their own name. This is commonly referred to as holding shares in “street name.” If you hold shares in street name, these proxy materials are being forwarded to you by your broker, bank, custodian or other nominee, which is considered, with respect to such shares, to be the shareholder of record. As the beneficial owner of shares held in street name, you have the right to direct the nominee how such shares should be voted. You also have the right to attend the Annual Meeting. However, since you are not the shareholder of record, you must first obtain a signed proxy from the shareholder of record giving you the right to vote the shares at the Annual Meeting. Your broker, bank, custodian or other nominee has enclosed or provided you a voting instruction card for you to use in directing the nominee how to vote your shares or obtain a proxy from the nominee.

You may revoke your proxy card in connection with this solicitation at any time prior to voting at the Annual Meeting by:

●	giving written notice to the Secretary of the company at 4355 Shackleford Road, Norcross, Georgia 30093, for shareholders of record, or
●	executing and delivering to the Secretary a later dated proxy, or
●	voting in person at the Annual Meeting.

You cannot revoke your proxy or voting instructions as to any matter upon which, prior to such revocation, a vote has been cast in accordance with the authority conferred by such proxy or voting instructions.

We will pay all expenses incurred in connection with the solicitation of proxies. Such costs include charges by brokers, fiduciaries and custodians for forwarding proxy materials to beneficial owners of stock held in their names. We may solicit proxies by mail, telephone and personal contact by directors, officers, and employees of the company without additional compensation.

Dissenters’ Rights of Appraisal

There are no dissenters’ rights of appraisal with respect to the matters being acted upon at the Annual Meeting.

Security Ownership of Certain Beneficial Owners and Management

The following table contains information concerning the persons who are known to us to be beneficial owners of more than 5 percent of our common stock as of March 15, 2015, and the ownership of our common stock as of that date by each director, nominee, each executive officer named in the Summary Compensation Table and by all directors and named executive officers as a group. There are no arrangements known to us which may result in change of control of the company.

Beneficial Owner	Address	Shares Beneficially Owned a, e	Percent of Class a

J. Leland Strange [b] Chairman of the Board, President, CEO	4355 Shackleford Road Norcross, GA 30093	2,065,300	22.88%

Wallace R. Weitz & Company [c]	1125 South 103rd St., Suite 200 Omaha, NE 68124	2,270,000	25.34%

Clifford N. Burnstein [d]	729 7th Avenue New York, NY 10019	835,445	9.33%

Cherie M. Fuzzell, Director		2,500	*

Philip H. Moise, Director		3,500	*

James V. Napier, Director		63,300	*

Parker H. Petit, Director		77,315	*

Francis A. Marks, Vice President		193,227	2.16%

Bonnie L. Herron Vice President, Chief Financial Officer and Corporate Secretary		151,825	1.68%

All Directors and Named Executive Officers as a Group (7 persons)		2,561,467	27.98%

a.

Except as otherwise noted, beneficial ownership is determined on the basis of 8,958,028 shares of common stock issued and outstanding plus securities deemed outstanding pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended. Pursuant to the rules of the Securities and Exchange Commission (the “SEC”), a person is deemed to beneficially own shares of the company’s common stock if that person has or shares “voting power”, which includes the power to vote or to direct the voting of a security, or “investment power”, which includes the power to dispose of or to direct the disposition of a security. An asterisk indicates beneficial ownership of less than 1 percent.

b.	Includes 293,906 shares owned by Jane H. Strange, Mr. Strange’s wife. Mr. Strange disclaims any beneficial interest in the shares.
c.

Based on information set forth in a Schedule 13G filed on January 12, 2015, in which Wallace R. Weitz and Company, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, reported beneficial ownership of 2,270,000 shares of common stock, of which Wallace R. Weitz and Company has the sole power to vote and to dispose.

d.

Based on information set forth in a Schedule 13D filed on August 3, 2009, in which Clifford N. Burnstein, an individual, reported beneficial ownership of 835,445 shares of common stock, of which Clifford N. Burnstein has the sole power to vote and to dispose.

e.

Includes 197,000 shares reserved for issuance to officers and directors pursuant to stock options that were exercisable at March 15, 2015 or within sixty days of such date which are deemed beneficially owned by such person pursuant to Rule 13d-3(d)(1) of the Exchange Act. The amounts reported above for Messrs. Napier and Petit include 30,000 shares each for shares underlying stock options exercisable at March 15, 2015 or within sixty days of such date. The amounts reported above for Mr. Strange and Ms. Herron include 67,500 and 60,000 shares, respectively, for shares underlying stock options exercisable at March 15, 2015 or within sixty days of such date. The amount reported for Ms. Fuzzell includes 7,000 shares for shares underlying stock options exercisable at March 15, 2015 and the amount reported for Mr. Moise includes 2,500 shares for shares underlying stock options exercisable at March 15, 2015.

PROPOSAL 1 – THE ELECTION OF ONE DIRECTOR

Nominee

At the Annual Meeting of Shareholders, shareholders will elect one director to the Board to serve a three-year term until the 2018 Annual Meeting of Shareholders. The other directors’ terms expire at the Annual Meeting of Shareholders listed in the following table for each category of directors, or upon their earlier death, resignation or removal from office. Directors are elected by a plurality of the shares present and voting at the meeting. A “plurality” means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Therefore, shares that are withheld or abstain from voting and broker non-votes will have no effect on the outcome of the vote. Unless contrary instructions are given, the persons named as proxies will vote the shares represented by a signed proxy card “FOR” the nominee.

If the nominee withdraws for any reason or is not able to serve as a director, the proxy will be voted for another person designated by the Board as substitute nominee, but in no event will the proxy be voted for more than one nominee. The Board has no reason to believe that the nominee will not serve if elected.

The Board has nominated the person named in the following table to serve as a director of the company. The nominee and other directors gave us the following information concerning their current age, other directorships, positions with the company, principal employment and shares of our common stock beneficially owned as of March 15, 2015.

The Board of Directors recommends that shareholders vote “FOR” proposal 1 to elect one nominee To serve as director of the company.

Name	Age	Position / Principal Occupation
Nominee for election to serve until the 2018 Annual Meeting
J. Leland Strange	73	Nominee, Chairman of the Board, President and Chief Executive Officer
Incumbent directors elected to serve until the 2017 Annual Meeting
Cherie M. Fuzzell [1] & 2	51	Director, CEO of Parkmobile USA, Inc.
Parker H. Petit 1 & 2	75	Director, CEO of MiMedx Group and President of The Petit Group
Incumbent director elected to serve until the 2016 Annual Meeting
Philip H. Moise 1 & 2	64	Director, Former Executive Vice President and General Counsel of Immucor, Inc.
Incumbent director elected to serve until the 2015 Annual Meeting
James V. Napier [1] & 2	78	Director, Retired

1.	Audit Committee
2.	Compensation Committee

Cherie M. Fuzzell has served as a director since 2012. Ms. Fuzzell is Chief Executive Officer of Parkmobile USA, Inc., a provider of mobile payment solutions to municipalities and parking providers around the world. From 2008 to October 2012, Ms. Fuzzell was President and Chief Executive Officer of FirstView, LLC, a vertically integrated processor and program manager providing turnkey prepaid debit card solutions for multiple industries and applications. Prior to 2008, she was an independent industry consultant and from 1999 to 2005 served as Chief Administrative Officer and General Counsel of Nova Information Systems, Inc., an international payments processing company (now operating as Elavon, part of U.S. Bancorp). Other experience includes serving on the board of directors and compensation committee of Otix Global, Inc. [formerly NASDAQ: OTX], a manufacturer of hearing aids, prior to its acquisition in December 2010. The Board considered Ms. Fuzzell’s extensive experience in and knowledge of the financial payments industry; her operational and strategic insight; her board and executive service with large and publicly traded companies; her familiarity with the company’s CoreCard subsidiary business, products and services; and her educational background in accounting and law in determining that she should serve as a director of the company. The Board has determined that Ms. Fuzzell qualifies as an independent director under the applicable rules of NYSE MKT.

Philip H. Moise was elected to the Board in 2013. Mr. Moise served as Executive Vice President, General Counsel and Secretary of Immucor, Inc. from 2007 until 2012. Immucor manufactures and sells instruments and reagents used to classify components of human blood prior to blood therapies and transfusions.  Previously a publicly-held company, Immucor was acquired and taken private in 2011.  Before joining Immucor, Mr. Moïse was in the private practice of law for almost 30 years, where he represented public and private companies in the technology and life sciences industries.  He represented Intelligent Systems for approximately 25 years before joining Immucor in 2007.  The Board considered Mr. Moise’s familiarity with the company’s business and history; his business experience as an executive with a publicly traded company; his extensive legal background and experience in corporate transactions and corporate governance; and his familiarity with board and regulatory matters impacting publicly traded companies in determining that he should serve as a director of the company. The Board has determined that Mr. Moise qualifies as an independent director under the applicable rules of NYSE MKT.

James V. Napier has served as a director since 1982. He is retiring from the Board at the end of his current term (June 11, 2015) and declined to seek re-election. Mr. Napier served as Chairman of the Board of Scientific-Atlanta, Inc., a firm involved in cable television electronics and satellite-based communication networks (now part of Cisco Systems, Inc.), from 1993 until his retirement in November 2000. Within the past five years, Mr. Napier has also served as a director of Vulcan Materials Company, Wabtec Corporation, McKesson Corporation, Engelhard Corporation and Personnel Group of America, Inc.

Parker (Pete) H. Petit has served as a director since 1996. Mr. Petit is the Chairman, President and CEO of MiMedx Group, an integrated developer, manufacturer and marketer of bio-material based products. Mr. Petit is also the President of The Petit Group, a private investment company. Mr. Petit served as Chairman of the Board and Chief Executive Officer of Matria Healthcare, Inc., a comprehensive disease management services company from 1996 to 2008. He also served as a director of Logility, Inc. within the past five years. The Board considered Mr. Petit’s extensive experience as a successful entrepreneur and as an executive and member of the board of directors of several publicly traded technology and healthcare companies, as well as his familiarity with the company since 1996 in determining that he should serve as a director of the company. The Board has determined that Mr. Petit is an independent director under the applicable rules of NYSE MKT.

Leland Strange is nominated for re-election to the Board for a three-year term ending at the 2018 Annual Meeting of Shareholders. Mr. Strange has served as our President since 1983 and our Chief Executive Officer and Chairman of the Board since 1985. The Board considered Mr. Strange’s many years of experience as the company’s CEO, his familiarity with the industries and customers which our operating companies serve, and his past experience on several boards of directors and audit and compensation committees of other publicly traded companies in determining that he should serve as a director of the company.

There are no family relationships among any of the company’s directors, nominee and executive officers.

There have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions material to an evaluation of the ability and integrity of any director, executive officer or control person of the company during the past ten years. There are no proceedings to which any director, officer, affiliate, any owner of record or beneficially of more than 5 percent of our common stock, or any security holder of the company is an adverse party to the company or has a material interest adverse to the company.

Four of the incumbent directors, and all of the members of the Audit Committee are independent, as such term is defined in the listing standards of the NYSE MKT and the rules of the SEC. The Audit Committee meets the composition requirements of NYSE MKT’s listing standards for Small Business Issuers (as defined by the rules of NYSE MKT).

Board Leadership Structure and Role in Risk Oversight

The Chief Executive Officer serves as Chairman of the Board of Directors of the company. Given the small size and limited geographic and industry scope of the company’s operations, the company believes that the leadership structure of the board, consisting of five directors of which four are independent (assuming the election of all the nominees), is appropriate. There is no lead independent director because there has been no need for such a role based on the continuity resulting from the long tenure of the directors and the small size of the board. Given the character, size and limited scope of the company’s operations and the stability and long tenure of its workforce and management team, there is limited exposure to external risks other than general business, product and market risks. The company has limited, if any, exposure related to financial instruments, environmental issues, off balance sheet entities and such external risks. The Audit Committee, which consists of the independent directors, provides risk oversight as part of the company’s internal controls process and regularly reviews reports from management and external auditors on risk analysis and tests of the design and effectiveness of the company’s internal controls. The Board considered and has determined that risks arising from its compensation policies and practices are not reasonably likely to have a material adverse effect on the company. This determination was based on the limited nature of the company’s compensation program.

Meetings and Committees of the Board of Directors

The Board met five times during the year ended December 31, 2014. The Board has established an Audit Committee, a Compensation Committee, and a Plan Committee, but has no nominating committee. The Audit Committee of the Board met four times during 2014. During 2014, the Audit Committee consisted of Ms. Fuzzell (chair) and Messrs. Petit, Moise and Napier. In 2014, the Audit Committee appointed the company’s independent auditor, met with the independent auditor to review its report on the 2013 audit and the 2014 quarterly reviews, and carried out a number of other responsibilities, as outlined in the Audit Committee Charter.

All members of the Audit Committee currently meet the applicable independence and qualifications standards of the NYSE MKT. The Board has determined that Mr. Petit and Mr. Napier are financial experts as defined by the rules of the SEC, and are financially sophisticated as defined in the listing standards of NYSE MKT. The Board based this determination, in part, on Mr. Petit’s experience in actively supervising senior financial and accounting personnel and in overseeing the preparation of financial statements as the chief executive officer and chairman of publicly-traded companies. Mr. Napier’s experience includes serving on the audit committees of several large publicly traded companies as well as serving in executive positions and as the chairman of publicly traded companies.

The Board has a Compensation Committee consisting of four independent directors, Messrs. Napier, Moise and Petit and Ms. Fuzzell. The Compensation Committee met twice in 2014. The Compensation Committee reviews, makes recommendations and approves the appropriate compensation level for the officers of the company and any changes in the company’s various benefit plans covering executive officers or directors. The Compensation Committee does not have a charter. Neither the Compensation Committee nor management has engaged a compensation consultant to provide advice or recommendations on the form or amount of executive or director compensation. From time to time, the Compensation Committee has sought input from publicly available data compiled by executive officers of the company relating to compensation paid to executive officers and directors in similar size, publicly traded companies in the same geographic area as the company is located. The Compensation Committee has also solicited input from the CEO with respect to compensation of non-CEO executive officers.

The Plan Committee, which did not meet in 2014, is responsible for administering the 2011 Non-Employee Directors’ Stock Option Plan. The Plan Committee has the same members as the Compensation Committee.

In 2014, each director attended all meetings of the Board of Directors and Committees of the Board on which he or she served.

The company does not currently have a standing nominating committee. Please see “Nominations Process” below for information regarding the company’s policies and procedures for director nominations.

Executive Officers

The following information is provided about our non-director executive officers as of March 15, 2015.

Name	Age	Position / Principal Occupation

Bonnie L. Herron	67	Vice President, Chief Financial Officer and Secretary
Francis A. Marks	81	Vice President

Mr. Marks joined the company in 1982 as Vice President of Product Line Programs after 26 years with IBM Corporation in a variety of managerial and executive positions. He was appointed Vice President in 1983 and since 1998 has also served as President of ChemFree Corporation, our largest subsidiary, to which he has devoted substantially all of his attention. As of February 1, 2014, Mr. Marks’ position was changed to a half-time position and, effective March 31, 2015 upon the sale of the ChemFree subsidiary, Mr. Marks resigned as an officer of ChemFree and of the company, but will provide transition and other consulting services to the company for another year.

Ms. Herron joined the company in 1982 as Director of Planning at one of our subsidiaries and subsequently at the corporate level. She was elected Corporate Secretary in 1987, Vice President in 1990, and Chief Financial Officer in 1999.

The Board of Directors elects the executive officers to serve until they are removed, replaced or resign.

Executive Compensation

Summary Compensation Table
Name and Principal Position	Year	Salary	Bonus	Option Awards	Other Annual Compensation	Total
		$	$	$	$	$
J. Leland Strange	2014	295,385			3,900	299,285
President & Chief Executive Officer	2013	290,769	--	--	3,825	294,594

Francis A. Marks	2014	82,717	--	--	--	82,717
Vice President	2013	145,385	--	--	--	145,385

Bonnie L. Herron	2014	172,308	--	--	2,585	174,893
Vice President, Chief Financial Officer & Secretary	2013	169,615	--	--	2,544	172,160

The table above sets forth information regarding compensation awarded to, earned by or paid to the company’s CEO and the company’s two most highly compensated executive officers other than the CEO (the “Named Executive Officers”). The Compensation Committee endeavors to provide compensation arrangements that are reasonable given the company’s size, the nature of its business and the executive’s duties; align pay with creating shareholder value; minimize risky behavior; and reward the executive for his/her contribution to achieving our business goals. Given the nature of our business, the small number of executives and the significant ownership held by Mr. Strange and, to a lesser extent the other Named Executive Officers, the Compensation Committee believes that a straight-forward compensation plan that is economical to administer and that consists of a reasonable base salary and option grants, as well as an occasional bonus, is appropriate for the company. None of the Named Executive Officers has an employment agreement with the company and the company does not have any corporate non-equity incentive plans or nonqualified deferred compensation plans. From time to time, officers may be awarded bonuses to recognize achievement of corporate or subsidiary goals or other accomplishments. No bonuses have been paid in the past two years. No options were granted to executives and no options were re-priced in the two year period ended December 31, 2014. All Other Annual Compensation shown above includes matching contributions by the company to the respective accounts of the executive officers pursuant to the terms of our Tax-Deferred Savings and Protection Plan (the “401(k) Plan”). Such amounts are fully vested. It is our policy to provide executives with the same benefits provided to other employees with respect to medical, dental, life insurance and 401(k) plans.

Outstanding Equity Awards at Fiscal Year End

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date

J. Leland Strange	22,500 [1]	-0-	$1.72	03/01/2021
	45,000 [2]	-0-	$1.52	08/08/2021

Francis A. Marks	-0-	-0-	NA	NA

Bonnie L. Herron	32,500 [1]	-0-	$1.72	03/01/2021
	27,500 [2]	-0-	$1.52	08/08/2021

1.	Stock options were issued on March 1, 2011 and vest in one third increments on the first, second and third anniversaries of the grant date.
2.	Stock options were issued on August 8, 2011 and vest in one third increments on the first, second and third anniversaries of the grant date.

The company does not have any Stock Award Plans and does not have any plans for executive officers that provide for the payment of retirement benefits.

Effective January 1, 1992, the company adopted the Change in Control Plan for Officers so that if control of the company changes in the future, management would be free to act on behalf of the company and its shareholders without undue concern for the possible loss of future compensation. A “change in control” means either: (i) the accumulation by an unrelated person of beneficial ownership of more than 25 percent of the company’s common stock, (ii) the sale of all or substantially all of the company’s assets to an unrelated person, in a merger or otherwise, or (iii) a change of control within the meaning of any rules promulgated by the Securities and Exchange Commission.

Under the Change in Control Plan, if the employment of an officer of the company terminates for any reason within 12 months after a change in control, the officer would receive a lump sum cash payment in an amount equal to twice the total of (i) such officer’s base annual salary at the time of termination, (ii) the cash value of annual benefits, and (iii) such officer’s bonus for the most recent year, if any. Additionally, upon a change in control, all options shall vest and the exercise period for all options becomes the longer of (i) one year after the date of termination or (ii) the exercise period specified in the officer’s option agreement. The right to such benefits would lapse one year after the occurrence of the last change in control event to occur if there were no actual termination during that period. The named executive officers have been designated by the Board as participants in the Change in Control Plan. No amounts have been accrued or paid to any executive officer pursuant to the Change in Control Plan and there is no arrangement presently that would result in a change in control.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table gives information as of December 31, 2014 about the company’s common stock that may be issued under the Non-Employee Directors’ Stock Option Plan, the 2011 Non-Employee Directors Stock Option Plan approved by shareholders in 2011, and the 2003 Stock Incentive Plan, as amended in 2011.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders[1]	214,500	$ 1.58	138,000
Equity compensation plans not approved by security holders[2]	60,000	$ 2.22	-0-
Total	274,500	$ 1.72	138,000

1.	Information pertains to the 2003 Stock Incentive Plan and the 2011 Non-Employee Directors’ Stock Option Plan.
2.	Information pertains to the Non-Employee Directors’ Stock Option Plan.

Director Compensation

The table below sets forth all compensation earned by non-executive directors in the year ended December 31, 2014. The company does not have a stock award plan or non-equity incentive plan for directors. The company has a Non-Employee Directors’ Stock Option Plan which expired in 2010. It was replaced by the 2011 Non-Employee Directors’ Stock Option Plan, approved by shareholders in 2011.

Director Compensation
Name	Fees Earned or Paid in Cash	Option Awards[1]	Total
	$	$	$
Cherie M. Fuzzell	16,000	4,240	20,240
Philip H. Moise	16,000	4,240	20,240
James V. Napier	16,000	4,240	20,240
Parker H. Petit	16,000	4,240	20,240

1.

Each director was awarded 4,000 stock options at fair market value on the date of grant pursuant to the terms of the 2011 Non-Employee Directors’ Stock Option Plan. The amount reported is the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. At December 31, 2014, Mr. Napier and Mr. Petit each have an aggregate of 36,000 stock options outstanding, of which 30,000 are fully vested and exercisable; Ms. Fuzzell has a total of 13,000 options, of which 7,000 are exercisable; and Mr. Moise has a total of 9,000 options, 2,500 of which are exercisable.

All non-employee directors have the same compensation plan. Non-employee directors earn $8,000 per year plus a fee of $2,000 per meeting of the Board of Directors. There is no additional compensation for serving on a committee of the Board of Directors. Total cash compensation is capped at $16,000 annually. Effective January 1, 1992, the company adopted the Outside Directors’ Retirement Plan which provides for each non-employee director, upon resignation from the Board after reaching the age of 65, to receive a lump sum cash payment equal to $5,000 for each full year of service as a director of the company (and its predecessors and successors) up to $50,000. At December 31, 2014 and 2013, we have accrued $125,000 and $141,000 respectively for future payments under the Outside Directors’ Retirement Plan. Effective March 1, 2011, the company terminated the Outside Directors’ Retirement Plan and provided that the outside directors then serving would receive the retirement benefits to which they were entitled under the plan before it was terminated. Effective August 22, 2000, the company adopted a Non-Employee Directors’ Stock Option Plan which provided for an initial grant to each director of 5,000 options to purchase common stock of the company and annual grants of 4,000 options on the date of each subsequent Annual Meeting. Options are granted at fair market value on the date of grant. The Non-Employee Directors’ Stock Option Plan has expired and was replaced by the 2011 Non-Employee Directors’ Stock Option Plan, the terms of which are identical in all material respects to the expired plan and which was approved by shareholders in 2011. In 2014, each director named above received a grant of 4,000 options on May 22, 2014, the date of the Annual Meeting of Shareholders.

Audit Committee Report

The Audit Committee Charter, which is reviewed annually, includes organization and membership requirements, a statement of policy and the Committee's authority and responsibilities.

Management is responsible for our company’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the company’s consolidated financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and for issuing a report thereon. As outlined in more detail in the Audit Committee Charter, the Audit Committee’s responsibility is generally to approve all services provided by and compensation paid to the independent auditors; review the adequacy of the company’s internal and disclosure controls and risk management practices; review and monitor the annual audit of the financial statements including the financial statements produced and notes thereto; review SEC filings containing the company’s financial statements; regularly meet with the independent auditors and management in separate sessions; and authorize investigations into any matter within the scope of their responsibilities. During fiscal year 2014 and through March 15, 2015, among its other activities, the Audit Committee:

●	engaged the independent auditors and established their compensation;
●	reviewed and discussed with management and the independent auditors the audited financial statements of the company as of December 31, 2014 and 2013 and for the years then ended;

●	discussed with the independent auditors their reviews of the quarterly unaudited financial statements of the company for fiscal 2014;
●	discussed with the independent auditors the matters required to be discussed by PCAOB standards (SAS No.’s 61, 89 and 90); and
●	received from the independent auditors the written disclosures and written affirmation of their independence required by PCAOB Rule 3526 and discussed with the auditors the firm’s independence.

Based upon the reviews and discussions summarized above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K/A for the year ended December 31, 2014 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE Cherie M. Fuzzell (Chair) James V. Napier Parker H. Petit Philip H. Moise

Nominations Process

The Board has not appointed a standing nominating committee or adopted a formal nominating committee charter because the Board has determined that due to the size, make-up, independence, long tenure and low turnover of the current Board of Directors, there would be limited benefit to the company or its shareholders to do so. Currently, Cherie M. Fuzzell, James V. Napier, Parker H. Petit and Philip H. Moise, all of whom meet the applicable NYSE independence requirements, participate in the consideration of director nominees. The same individuals also nominate the officers of the company for election by the Board of Directors.

The Board has not previously formed a policy with respect to consideration of candidates nominated by shareholders since there have been no such nominations. However, it is the Board’s intent to consider any security holder nominees that may be properly and timely put forth in the future. The Board has not identified any specific, minimum qualifications or skills that it believes must be met by a nominee for director. The company does not have a specific policy with respect to diversity in identifying nominees for director. In considering nominations for the 2015 Annual Meeting, the Board reviewed the appropriate size of the Board and the skills and characteristics of directors in the context of the current make-up, background and experience of the Board and the requirements and needs of the company in the foreseeable future. Security holders wishing to nominate a candidate for consideration at the Annual Meeting of Shareholders in 2016 should submit the nominee’s name, affiliation and other pertinent information along with a statement as to why such person should be considered for nomination. Such nominations should be addressed to the Board in care of the Secretary of the company and be received no later than 14 days before the date of the Annual Meeting of Shareholders. The Board will evaluate any such nominees in a manner similar to that for all director nominees.

Communication Between Security Holders and the Board of Directors

Security holders wishing to communicate with members of the Board should send a letter to the Secretary of the company with instructions as to which director(s) is to receive the communication. The Secretary will forward the written communication to each member of the Board identified by the security holder or, if no individual director is identified, to all members of the Board of Directors. The company has not in the past required members of the Board to attend each Annual Meeting of Shareholders because the formal meetings have been attended by very few shareholders, and have generally been very brief and procedural in nature. One of the company’s directors attended the 2014 Annual Meeting of Shareholders. The Board will continue to monitor shareholder interest and attendance at future meetings and reevaluate this policy as appropriate.

PROPOSAL 2 -- APPROVAL OF THE INTELLIGENT SYSTEMS CORPORATION 2015 STOCK INCENTIVE PLAN

On March 4, 2015, the Board of Directors adopted the Intelligent Systems Corporation 2015 Stock Incentive Plan (the "2015 Incentive Plan"), subject to shareholder approval at the Annual Meeting. The full text of the 2015 Incentive Plan is attached as Appendix A to this Proxy Statement. The following summary of the material provisions of the 2015 Incentive Plan is qualified, in its entirety, by reference to the 2015 Incentive Plan as set forth in Appendix A. Capitalized terms not otherwise defined herein shall have the meaning set forth in the 2015 Incentive Plan.

The rules of the NYSE require that this proposal be approved by the holders of a majority of the votes cast on this proposal. Because a vote to abstain on this proposal would be a vote cast, an abstention would have the same effect as a vote AGAINST the proposal. However, because a broker non-vote does not result in a vote cast, a broker non-vote would have no effect on the outcome of the vote. Unless contrary instructions are given, the persons named as proxies will vote the shares represented by a signed proxy card FOR approval of this proposal.

Purpose and Administration

The Plan Committee believes that the 2015 Incentive Plan is an important part of the company's overall compensation program. The 2015 Incentive Plan supports the company's ongoing efforts to develop and retain qualified executives to lead the company and to permit the company to provide incentives that are more directly linked to the profitability of the company’s businesses and to increases in shareholder value. In addition, the company may grant awards outside the 2015 Incentive Plan. Awards granted under the 2015 Incentive Plan may be in the form of incentive stock options and non-qualified stock options.

Eligibility. The Plan Committee will determine the persons eligible to receive awards under the 2015 Incentive Plan. Under the 2015 Incentive Plan, all employees of the company or a subsidiary, as well as key consultants and advisors of the company are eligible to be granted awards under the 2015 Incentive Plan. Approximately 225 employees are eligible to participate in the 2015 Incentive Plan. The company cannot presently determine the number of key consultants or advisors that may be eligible to participate in the future.

Administration. The Plan Committee administers the 2015 Incentive Plan, except that with respect to awards granted to the company's executive officers, the Board of Directors or a committee comprised solely of two or more non-employee directors (if the Plan Committee is not so comprised) is responsible for granting awards. The Plan Committee will determine the amount, type and terms of any awards granted under the 2015 Incentive Plan, within limitations specified therein, which will be set forth in an award agreement that may be amended by the Plan Committee as provided in the 2015 Incentive Plan.

Shares Reserved. Up to 750,000 shares of common stock may be issued under the 2015 Incentive Plan, subject to adjustments for stock splits, stock dividends and other dilution events. The closing sale price of the company’s common stock on April 9, 2015 was $2.90. Shares of common stock underlying options that have expired or have been cashed out, exercised or terminated without any payment being made in the form of common stock will be available for reissuance under the 2015 Incentive Plan.

Stock-Based Awards. The 2015 Incentive Plan permits the company to grant incentive stock options, which qualify for special tax treatment, and non-qualified stock options. The exercise price for stock options cannot be less than the fair market value of a share of common stock on the date of grant, as determined under the 2015 Incentive Plan. The total number of shares subject to options granted to a single person under the 2015 Incentive Plan may not exceed 15% of the number of shares of common stock originally reserved for issuance under the 2015 Incentive Plan. These limitations are to ensure that incentive awards issued under the 2015 Incentive Plan are exempt from the limitations of Section 162(m) of the Code and to provide the company with flexibility over the life of the 2015 Incentive Plan. However, the company does not intend in the foreseeable future to issue awards that might approach or reach these limits. Incentive stock options may not be granted under the 2015 Incentive Plan after June 10, 2025.

Effect of Change in Control. The 2015 Incentive Plan provides that in certain circumstances, a "change in control" (as defined in the 2015 Incentive Plan) may be deemed to occur. In the event of a change in control, all stock options will become immediately exercisable and, at the discretion of the Plan Committee, the value of outstanding stock options may be cashed out on the basis of the maximum price paid for any shares of stock acquired as part of the change in control.

Amendment and Termination. The 2015 Incentive Plan may be terminated by the Board at any time, and it may be amended by the Committee or the Board of Directors, in each case without shareholder approval, unless shareholder approval would be required under applicable law or stock exchange rules to effect such amendment. Except as set forth in an award agreement, no termination or amendment of the 2015 Incentive Plan may materially and adversely affect any outstanding awards without the recipient's consent.

Non-Transferability of Awards. Except as permitted by an award agreement, awards shall not be transferable or assignable other than by will or the laws of descent and distribution, and shall be exercisable during the lifetime of the recipient only by him or her.

Unfunded Status. The 2015 Incentive Plan shall constitute an “unfunded” plan for incentive compensation. The company may authorize the creation of trusts or other arrangements to meet its obligations under the 2015 Incentive Plan, but such trusts or other arrangements must be consistent with the unfunded status of the 2015 Incentive Plan unless the Committee otherwise determines.

Federal Income Tax Consequences

The following is a brief summary of the U.S. Federal income tax consequences generally associated with awards under the 2015 Incentive Plan. The following summary is for general information only, and interested parties should consult their own advisors as to specific tax consequences applicable to them, including the application and effect of foreign, state and local tax laws. This summary does not address the tax consequences of the receipt or exercise of any award by a person who is not an employee of the company.

Nonqualified Stock Options. Nonqualified stock options granted under the 2015 Incentive Plan will not be taxable to an employee on the date of grant but generally will result in taxation when exercised. At that time, the employee will recognize ordinary income in an amount equal to the excess of the fair market value of the stock acquired upon exercise over the option price paid for the stock. The company will be entitled to a corresponding deduction when the employee must recognize the income and in the amount of the income recognized.

Incentive Stock Options. An employee will not recognize income upon the grant of an incentive stock option. An employee also generally will not recognize income upon exercise of an incentive stock option provided that he had been an employee of the company or a subsidiary at all times from the date of grant of the incentive stock option until three months before exercise of the incentive stock option (or one year, in the case of an exercise after becoming disabled). The amount by which the fair market value of the stock at exercise exceeds the exercise price, however, is an adjustment in computing the employee's alternative minimum tax in the year of exercise. If the employee holds the shares of common stock acquired upon exercise of an incentive stock option at least until the first anniversary of the date of exercise or, if later, the second anniversary of the date of grant of the incentive stock option, upon disposition of the shares the employee will have long-term capital gain equal to the excess of the amount realized upon the disposition over the amount paid for the shares. If the employee holds the shares for this period, the company will not be entitled to a deduction with respect to the incentive stock option.

If an employee disposes of shares acquired upon exercise of an incentive stock option before the expiration of the holding period described above, the employee is considered to have engaged in a "disqualifying disposition," as a consequence of which the employee will generally recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the lesser of the amount realized upon disposition of the shares and the fair market value of the shares on the date of exercise over the exercise price paid for the shares. If the amount realized upon disposition is greater than the fair market value of the shares on the date of exercise, the difference will be taxable to the employee as capital gain. The company will be entitled to a deduction in the year of the disqualifying disposition in an amount equal to the amount of ordinary income recognized as a result of the disqualifying disposition.

Other Federal Income Tax Considerations. Section 162(m) of the Code places a $1,000,000 annual limit on the compensation paid to certain of its executives that is deductible by the company. The limit, however, does not apply to "qualified performance-based compensation." The company believes that its awards of stock options under the 2015 Incentive Plan will qualify for this exception to the deduction limitation.

Also, awards that are granted, accelerated or enhanced upon the occurrence of a change in control may give rise, in whole or in part, to "excess parachute payments" within the meaning of Section 280G of the Code and, to such extent, will be non-deductible by the company and subject to a 20% excise tax by the participant.

State tax consequences may in some cases differ from the federal tax consequences. In addition, awards under the 2015 Incentive Plan may in some instances be made to employees who are subject to tax in jurisdictions other than the United States and may result in consequences different from those described above.

New Plan Benefits

No awards under the 2015 Incentive Plan have been received by any person, including (i) any director nominee of the company, or (ii) any associate of a director, executive officer or director or officer nominee of the company. The company cannot presently determine the amounts and recipients of any options that may be received in the future under the 2015 Incentive Plan.

Effective Date

Upon approval of the 2015 Incentive Plan by the shareholders of the company, the 2015 Incentive Plan will be effective as of June 11, 2015, the date of approval by the shareholders.

Shareholder Vote

The 2015 Incentive Plan will be approved and adopted if a majority of the votes cast vote FOR such approval and adoption.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ADOPTION AND APPROVAL OF THE INTELLIGENT SYSTEMS CORPORATION 2015 STOCK INCENTIVE PLAN AS SET FORTH IN APPENDIX A ATTACHED HERETO.

PROPOSAL 3 – TO APPROVE, BY A NON-BINDING, ADVISORY VOTE, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are asking our shareholders to provide advisory approval of the compensation of our Named Executive Officers, as described in the Executive Compensation section of this Proxy Statement. While this vote is advisory and non-binding on the company, it will provide information to our Compensation Committee regarding investor sentiment about our executive compensation philosophies, policies and practices which the Compensation Committee will be able to consider for the remainder of 2015 and beyond. The compensation of our Named Executive Officers and our compensation philosophies and practices are described in the Executive Compensation discussion and accompanying tables.

The Compensation Committee endeavors to provide compensation arrangements that are reasonable given the company’s size, the nature of its business and the executive’s duties and that align pay with creating shareholder value, minimize risky behavior, and reward the executive for his/her contribution to achieving our business goals. Given the nature of our business, the small number and long-tenure of our executives, and the significant ownership held by Mr. Strange and, to a lesser extent the other Named Executive Officers, the Compensation Committee believes that a straight-forward compensation plan that is economical to administer and that consists of a reasonable base salary and option grants, as well as an occasional bonus, is appropriate for the company.

Neither the approval nor the disapproval of this proposal will be binding on us or the Board of Directors or will be construed as overruling decisions by us or the Board of Directors.

The Board of Directors recommends that shareholders vote “FOR” proposal 3 Approving THE COMPENSATION OF OUR NAMED eXECUTIVE oFFICERS.

CODE OF ETHICS

The company has adopted a Code of Ethics that applies to all directors, officers, and employees. The Code of Ethics is posted on our website at www.intelsys.com. The company discloses on its website, within the time required by the rules of the SEC, any waivers of, or amendments to, the Code of Ethics for the benefit of an executive officer.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, and regulations of the Securities and Exchange Commission thereunder require our executive officers and directors and persons who own more than ten percent of our common stock, as well as certain affiliates of these persons, to file initial reports of ownership of our common stock and changes in such ownership with the Securities and Exchange Commission. The Securities and Exchange Commission also requires executive officers, directors and persons owning more than ten percent of our common stock to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us, we believe that, during the fiscal year ended December 31, 2014, the executive officers, directors, and persons owning more than ten percent of our common stock and affiliates of these persons have complied with all applicable filing requirements in a timely manner.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Habif, Arogeti, & Wynne, LLP (“HAW”) acted as our independent registered public accounting firm for the fiscal years ended December 31, 2014 and 2013. We expect that representatives of HAW will be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions. The Audit Committee has not yet selected auditors for the audit for the fiscal year 2015 because historically this decision is made in the second half of the year. The following is a summary of fees and expenses billed to the company by HAW for services during 2014 and 2013:

Audit Fees - We were billed aggregate fees of $138,000 for review and audit services by HAW in each of the years ended December 31, 2014 and 2013.

Audit-Related Fees - These fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our Financial Statements and are not reported under “Audit Fees”. We did not incur fees for any such services in the two years ended December 31, 2014.

Fees for Tax Services - We did not incur any fees for tax services by our independent auditors during the two years ended December 31, 2014.

All Other Fees - We were billed aggregate fees of $36,000 in other fees by our independent auditors in each of the years ended December 31, 2014 and 2013. Such fees were for services provided to a subsidiary of the company related to SSAE-16 Type II reports for the subsidiary’s processing services.

It is the policy of the Audit Committee to approve in advance, either verbally or in writing, all audit services and permitted non-audit services provided to the company by the independent accountants. All such services were pre-approved by the Audit Committee in the two years ended December 31, 2014.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The lease on our headquarters and primary facility at 4355 Shackleford Road, Norcross, Georgia is held by ISC Properties, LLC, an entity controlled by our Chairman and Chief Executive Officer, J. Leland Strange. Mr. Strange holds a 100% ownership interest in ISC Properties, LLC. In the years ended December 31, 2014 and 2013, we paid $468,000 and $467,000, respectively, in rent to ISC Properties, LLC, which the company believes to be market rate.

SHAREHOLDERS’ PROPOSALS FOR ANNUAL MEETING IN 2016

Shareholders who wish to submit a proposal for inclusion in our proxy statement for the 2016 Annual Meeting of Shareholders must submit such proposals so that they are received by the company no later than December 18, 2015. Such proposals must comply with Exchange Act Rule 14a-8 and all other applicable proxy rules and requirements contained in our Bylaws relating to shareholder proposals to be included in our proxy materials. Shareholders intending to present proposals at the Annual Meeting of Shareholders in 2016 but who do not wish to submit the proposal for inclusion in our proxy statement pursuant to Rule 14a-8 should submit these proposals to the Secretary of the company by certified mail, return receipt requested, at our offices in Norcross, Georgia on or before December 18, 2015. Our bylaws contain an advance notice provision that states that, among other things, in order for business to be brought properly before an annual meeting of shareholders by a shareholder, the shareholder must have given timely notice of the business in writing to the Secretary of the company. To be timely under the Bylaws, a shareholder’s notice must be received at our principal offices by December 18, 2015.

OTHER MATTERS WHICH MAY COME BEFORE THE MEETING

The Board is not aware of any matter other than those stated above that are to be brought before the meeting. However, if any other matter should be presented for consideration and voting, the persons named in the enclosed form of proxy intend to vote the proxy in accordance with their judgment of what is in the best interest of the company.

Additional Information

Any record or beneficial owner of our common stock as of April 17, 2015 may request a copy of our Annual Report on Form 10-K/A filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2014, including financial statements and schedules. Shareholders may also view and download a free copy of our Annual Report on Form 10-K/A from our web site at www.intelsys.com. Any request for the Form 10-K/A should be in writing addressed to: Bonnie L. Herron, Intelligent Systems Corporation, 4355 Shackleford Road, Norcross, Georgia 30093. We will provide copies of any exhibits to the Form 10-K/A upon request and upon the payment of our reasonable expenses in furnishing such exhibits.

IMPORTANT NOTICE CONCERNING THE AVAILABLITY OF PROXY MATERIALS

This Proxy Statement and our Annual Report to Shareholders are available at https://materials.proxyvote.com/45816D

Appendix A

INTELLIGENT SYSTEMS CORPORATION

2015 STOCK INCENTIVE PLAN

EFFECTIVE AS OF JUNE 11, 2015

ARTICLE I

PURPOSE; DEFINITIONS

         The purpose of the Plan is to support the Company's ongoing efforts to develop and retain leaders of exceptional talent and to provide the Company with the ability to provide incentives more directly linked to the profitability of the Company's businesses and to increases in shareholder value.

         For purposes of the Plan, the following terms are defined as set forth below:

         "Affiliate" means a corporation or other entity that, directly or through one or more intermediaries, controls, or is controlled by or is under common control with, the Company.

         "Awards" mean grants under this Plan of Stock Options.

         "Board" means the Board of Directors of the Company.

         "Change in Control" means:

(a)     One Person (or more than one Person acting as a group) acquires ownership of stock of the Company that, together with the stock held by such Person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company; provided that, a Change in Control shall not occur if any Person (or more than one Person acting as a group) owns more than 50% of the total fair market value or total voting power of the Company’s stock and acquires additional stock;

(b)     One Person (or more than one Person acting as a group) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) ownership of the Company’s stock possessing 50% or more of the total voting power of the stock of such corporation;

(c)     A majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of appointment or election; or

(d)     One Person (or more than one Person acting as a group) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition(s).

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

         "Commission" means the Securities and Exchange Commission or any successor agency.

         "Committee" means a committee of at least two directors of the Company appointed from time to time by the Board, having the duties and authority set forth herein in addition to any other authority granted by the Board; provided, however, that with respect to any Awards granted to an individual who is also a Section 16 Insider, the Committee shall consist of either the entire Board or a committee of at least two directors who are Non-Employee Directors, and all authority and discretion shall be exercised by such Non-Employee Directors, and references herein to the "Committee" means such Non-Employee Directors insofar as any actions or determinations of the Committee shall relate to or affect Awards made to or held by any Section 16 Insider. In selecting the Committee, the Board shall also consider the benefits under Section 162(m) of the Code of having a Committee composed of "outside directors" (as that term is defined in the Code) for certain grants of Awards to highly-compensated executives. At any time that the Board shall not have appointed a committee that meets the above requirements, any reference herein to the Committee shall refer to the Board.

         "Common Stock" or "Stock" means the Common Stock of the Company.

         "Company" means Intelligent Systems Corporation, a corporation organized under the laws of the State of Georgia, or any successor thereto.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

         "Fair Market Value" means, as of any given date, the value of the Common Stock as determined below. If the Common Stock is listed on an established stock exchange or a national market system (including, without limitation, the NYSE MKT), the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported, the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all parties. In making such a determination, the committee shall consider the valuation methods stated in the regulations to Section 409A of the Code.

         "Incentive Stock Option" means any Stock Option that complies with Section 422 of the Code.

         "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

         "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 under the Exchange Act, as the same may be in effect from time to time, or in any successor rule thereto, and shall be determined for all purposes under the Plan according to interpretative or "no-action" positions with respect thereto issued by the Commission.

         "Participant" means a recipient of an Award.

         "Person" shall mean any individual, corporation, general or limited partnership, limited liability company, joint venture, trust, association, organization, or other entity or governmental body.

         "Plan" means this 2015 Intelligent Systems Corporation 2015 Stock Incentive Plan, as amended from time to time.

         "Restricted Period" means the period during which an Award may not be sold, assigned, transferred, pledged or otherwise encumbered.

         "Section 16 Insider" means any person who is subject to the provisions of Section 16 of the Exchange Act, as provided in Rule 16a-2 promulgated pursuant to the Exchange Act.

         "Spread Value" means, with respect to a share of Common Stock subject to a Stock Option, an amount equal to the excess of the Fair Market Value, on the date such value is determined, over the Stock Option's exercise price.

         "Stock Option" means an option granted pursuant to Article V.

         "Ten Percent Shareholder" means a person who owns (or is deemed to own pursuant to Section 424 (d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

ARTICLE II

ADMINISTRATION

         The Plan shall be administered by the Committee, which shall have the power to interpret the Plan and to adopt such rules and guidelines for carrying out the Plan as it may deem appropriate. The Committee shall have the authority to adopt such modifications to the Plan, procedures and subplans as may be necessary or desirable to comply with the laws, regulations, compensation practices and tax and accounting principles of the countries in which the Company, a subsidiary or an Affiliate may operate to assure the viability of the benefits of Awards made to individuals employed in such countries and to meet the objectives of the Plan. The Committee shall also have the authority to determine the details and provisions of each Award agreement, and to make all other determinations necessary or advisable for the administration of the Plan.

         Subject to the terms of the Plan, the Committee shall have the authority to determine those individuals eligible to receive Awards and the amount, type and terms of each Award, but, at the discretion of the Committee or the Board, such determinations may be made subject to ratification by the Board.

         Any determination made by the Committee with respect to any Award shall be made in the sole discretion of the Committee, and all decisions made by the Committee shall be final and binding on all persons, including the Company and Participants, but subject to ratification by the Board if the Committee or the Board so provides.

ARTICLE III

ELIGIBILITY

         All employees of the Company or a subsidiary, as well as key consultants and advisors of the Company or a subsidiary, are eligible to be granted Awards under the Plan. However, only persons who are key employees of the Company or a subsidiary may be eligible to receive an Incentive Stock Option.

ARTICLE IV

COMMON STOCK SUBJECT TO PLAN

         (a) SHARES RESERVED. The total number of shares of Common Stock reserved and available for issuance pursuant to the exercise of Stock Options awarded under the Plan will be 750,000. If any Stock Option is exercised, cashed out or terminates or expires without a payment being made to the Participant in the form of Common Stock, the shares subject to such Stock Option, if any, shall again be available for distribution in connection with Awards under the Plan. Any shares of Common Stock that are issued or issuable under the Plan and used by a Participant as full or partial payment of withholding or other taxes or as payment for the exercise or conversion price of a Stock Option shall be available for distribution in connection with Awards under the Plan.

         (b) ANTIDILUTION ADJUSTMENTS. In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend, stock split, or similar corporate change involving the Common Stock, the aggregate number and kind of shares subject to Stock Options outstanding or to be granted under the Plan shall be appropriately adjusted or modified, and the terms of any outstanding Stock Options shall be proportionately adjusted to reflect the stock split, stock dividend, or similar change in the Common Stock and the aggregate exercise price of the outstanding Stock Options after the stock split, stock dividend, or similar change in the Common Stock shall not be less than the aggregate exercise price before the stock split, stock dividend, or similar change in the Common Stock.

         (c) LIQUIDATION OR DISSOLUTION. If the Company is to be liquidated or dissolved in connection with a transaction described in Article VI, the provisions of such Article shall apply. In all other instances, the adoption of a plan of dissolution or liquidation of the Company shall, except as may be provided by the Committee, cause all unvested Stock Options under the Plan to vest, and shall cause every Stock Option outstanding under the Plan to terminate to the extent not exercised prior to the adoption of the plan of dissolution or liquidation by the shareholders at a time specified by the Committee.

         (d) APPLICATION OF ADJUSTMENTS. The adjustments described in paragraphs(b) through (d) of this Article IV, and the manner of their application, shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests; provided, however, that any adjustment made by the Committee shall be made, to the greatest extent possible, in a manner that will not cause an Incentive Stock Option to be other than an Incentive Stock Option under applicable statutory and regulatory provisions. The Committee shall consider whether any adjustment would trigger tax liability for the Participant under Section 409A of the Code. The adjustments required under this Article IV shall apply to any successors of the Company and shall be made regardless of the number or type of successive events requiring such adjustments.

ARTICLE V

AWARDS

         (a) STOCK OPTIONS. A Stock Option represents the right to purchase a share of Stock at a predetermined exercise price. Stock Options granted under this Plan may be in the form of Incentive Stock Options or Nonqualified Stock Options, as specified in the Award agreement. The term of each Stock Option shall be set forth in the Award agreement, but no Incentive Stock Option shall be exercisable more than ten years after the grant date. The exercise price per share of Common Stock purchasable under a Stock Option shall not be less than 100% of the Fair Market Value on the date of grant. Subject to the applicable Award agreement, Stock Options may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares to be purchased. The exercise price of Common Stock acquired pursuant to a Stock Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Stock Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the exercise price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the exercise price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the exercise price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Stock Option with a Fair Market Value equal to the aggregate Stock Option exercise price at the time of exercise; (iv) any combination of the foregoing methods; or (v) in any form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Stock Option, the exercise price of Common Stock acquired pursuant to a Stock Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly, from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by an officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Stock Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

         (b) MAXIMUM AWARDS. The total number of shares of Common Stock subject to or underlying Stock Options awarded to any Participant during the term of this Plan shall not exceed 15 % of the shares of Common Stock originally reserved for distribution pursuant to the Plan.

         (c) TEN PERCENT SHAREHOLDERS. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the exercise price is at least 110% of Fair Market Value on the date of the Award and the Stock Option is not exercisable after the expiration of five years from the grant date.

ARTICLE VI

CHANGE IN CONTROL PROVISIONS

In the event of a Change in Control, all Stock Options shall become immediately exercisable with respect to 100% of the shares subject to such Stock Options. The time and manner of exercise of the Stock Options shall be as determined by the Committee in its discretion. To the extent practicable, any actions taken by the Committee shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

         The Committee may in its discretion at the time of a Change in Control cancel any outstanding Stock Options and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Stock Options based upon the price per share of Common Stock received or to be received by other shareholders of the Company as a result of the Change in Control. In the case of any Stock Option with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Stock Option without the payment of consideration therefor.

ARTICLE VII

PLAN AMENDMENT AND TERMINATION

         The Board or the Committee may amend the Plan at any time, and the Board may terminate the Plan at any time, provided that no such amendment or termination shall be made without shareholder approval if such approval (a) would be required under applicable law or the applicable rules of any stock exchange, market or inter-dealer quotation system, or if (b) such amendment would (1) increase the total number of shares of Common Stock issuable pursuant to Incentive Stock Options granted under the Plan or (2) change the class of employees eligible to receive Incentive Stock Options under the Plan.

         Except as set forth in any Award agreement, no amendment or termination of the Plan may materially and adversely affect any outstanding Award under the Plan without the Award Participant's consent.

ARTICLE VIII

SECURITIES LAW COMPLIANCE

         No shares of Common Stock may be purchased or sold hereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award, or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

ARTICLE IX

TRANSFERABILITY

         Except to the extent permitted by the Award agreement, either initially or by subsequent amendment, Awards shall not be transferable or assignable other than by will or the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by him.

ARTICLE X

AWARD AGREEMENTS

         Each Award under the Plan shall be evidenced by a written agreement (which need not be signed by the Participant unless otherwise specified by the Committee) that sets forth the terms, conditions, and limitations for each Award. Such terms may include, but are not limited to, an offer to sell at the exercise price, the maximum number of shares of Common Stock purchasable under the Award, the term of the Award, vesting and forfeiture provisions, and the provisions applicable in the event the Participant's employment terminates. Such agreement shall contain such additional terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe. The Committee may amend an Award agreement, provided that no such amendment may materially and adversely affect an Award without the Award Participant's consent.

ARTICLE XI

UNFUNDED STATUS OF PLAN

         It is presently intended that the Plan constitute an "unfunded" plan for incentive compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

ARTICLE XII

GENERAL PROVISIONS

         (a) Notwithstanding any other provision of the Plan, the Company shall not be obligated to issue any Award or shares of Common Stock under the Plan unless such issuance is in compliance with all applicable laws and any applicable requirements of any securities exchange or market on which the Common Stock is traded. Prior to the issuance of any Award or shares of Common Stock under the Plan, the Company may require a written statement from the Participant as evidence of such compliance, including, in some cases, an acknowledgment by the Participant that the Participant is acquiring the securities for investment and not for the purpose or with the intent of engaging in any distribution thereof. All certificates for shares of Common Stock or other securities delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange or market upon which the Common Stock is then listed or traded and any applicable Federal, state or foreign securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         (b) Nothing contained in this Plan shall prevent the Company, a parent, a subsidiary or an Affiliate from adopting other or additional compensation arrangements for its employees, officers or directors.

         (c) The adoption of the Plan shall not confer upon any employee any right to continued employment nor shall it interfere in any way with the right of the Company or a subsidiary to terminate the employment of any employee at any time. The grant of an Award under the Plan shall not confer upon the holder thereof any right as a shareholder of the Company. In the case of shares of Common Stock that may be issuable upon the exercise of an Award granted under the Plan, no person entitled to exercise such Award shall have any of the rights or privileges of a shareholder of record with respect to any such shares of Common Stock until such Award is exercised and certificates representing such shares have been issued and delivered to such person.

         (d) No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the immediate payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. If permitted by the Award agreement, withholding obligations arising from an Award may be settled with Common Stock, including Common Stock that is part of, or is received upon exercise or conversion of, the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its subsidiaries and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Committee may establish such procedures as it deems appropriate, including the making of irrevocable elections, for the settling of withholding obligations with Common Stock.

         (e) On receipt of written notice of exercise, the Committee may elect to cash out all or a portion of the shares of Common Stock for which a Stock Option is being exercised by paying the optionee an amount, in cash or Common Stock, equal to the Spread Value of such shares on the date such notice of exercise is received.

         (f) The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Georgia.

         (g) If any provision of the Plan is held invalid or unenforceable, the invalidity or unenforceability shall not affect the remaining parts of the Plan, and the Plan shall be enforced and construed as if such provision had not been included.

         (h) The Plan shall be effective on June 11, 2015. Except as otherwise provided by the Board, no Incentive Stock Option shall be granted after March 2, 2025, but any Awards granted theretofore may extend beyond that date.

ANNUAL MEETING OF SHAREHOLDERS OF

INTELLIGENT SYSTEMS CORPORATION

June 11, 2015

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Notice of Internet Availability of Proxy material:

The Notice of Meeting, Proxy Statement, and Proxy Card
are available at https://materials.proxyvote.com/45816D

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEE, "FOR" THE APPROVAL OF THE 2015 STOCK INCENTIVE PLAN AND "FOR" THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of One Director:

   ☐ FOR THE NOMINEE - J. Leland Strange
   ☐ WITHHOLD AUTHORITY FOR THE NOMINEE

To change the address on your account, please check the box at right and indicate your new address in the space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

2. Approval of the 2015 Stock Incentive Plan.

   ☐ FOR ☐ AGAINST ☐ ABSTAIN

   ☐ FOR ☐ AGAINST ☐ ABSTAIN

This proxy will be voted as directed. If no instructions are specified, the proxy will be voted "FOR" Proposals 1, 2 and 3.

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of the Shareholders and the 2014 Annual Report to Shareholders.

Signature of Shareholder ____________ Date ______ Signature of Shareholder ____________ Date ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

INTELLIGENT SYSTEMS CORPORATION

PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

The undersigned, hereby appoints J. Leland Strange and Bonnie L. Herron as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Intelligent Systems Corporation held or owned by the undersigned as of the April 17, 2015 record date, at the Annual Meeting of Shareholders of the Company to be held at the Company’s headquarters located at 4355 Shackleford Road, Norcross, GA 30093 on June 11, 2015 at 4:00 p.m., local time, or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

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